BERGER FUNDS

              SUPPLEMENT DATED APRIL 16, 1999
                         to
            PROSPECTUS DATED JANUARY 31, 1999

LOW BALANCE ACCOUNT FEE

Shareholder accounts with a balance of less than $2,000 that are not making automatic monthly investments will be charged by the Funds an annual fee of $25 in December of each year, beginning in 1999. This charge is part of an on-going effort to control Fund costs and is intended to help offset the impact on the Funds of these low balance accounts which are not participating in the regular automatic investment program.

This charge will apply to accounts that have been over $2,000 at some point in time only if the balance has dropped below this amount because shares were redeemed, not because the share value declined.

Shares in accounts that do not meet the minimum balance requirement applicable to them as described on page 30 of the Funds' prospectus may also be subject to involuntary redemption by the Funds.